UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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COMMONWEALTH REIT

(Name of the Registrant as Specified In Its Charter)

CORVEX MANAGEMENT LP

KEITH MEISTER

RELATED FUND MANAGEMENT, LLC

RELATED REAL ESTATE RECOVERY FUND GP-A, LLC

RELATED REAL ESTATE RECOVERY FUND GP, L.P.

RELATED REAL ESTATE RECOVERY FUND, L.P.

RRERF ACQUISITION, LLC

JEFF T. BLAU

RICHARD O’TOOLE

DAVID R. JOHNSON

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing contains (1) a press release issued by Corvex Management LP (“Corvex”) and Related Fund Management, LLC (“Related”) on April 18, 2013, (2) a presentation disseminated by Corvex and Related on April 18, 2013, and (3) screenshots from a website hosted by Corvex and Related.

**************************************************************

CORVEX AND RELATED SEND LETTER TO COMMONWEALTH REIT SHAREHOLDERS

CALLING FOR AN END TO VALUE DESTRUCTION

Urgent Need to Remove Entire CommonWealth Board Now and Stop Accelerating Campaign to

Disenfranchise Shareholders

Vote the WHITE Consent Card Today

NEW YORK, April 18, 2013 – Corvex Management LP (“Corvex”) and Related Fund Management, LLC (“Related”), whose separately managed investment funds collectively own approximately 9.2% of the outstanding common shares of CommonWealth REIT (NYSE:CWH), today sent a letter to CWH shareholders, urging them to vote the WHITE consent card and remove the entire Board of CommonWealth before it can take any additional action to destroy shareholder value.

Corvex and Related have also published an investor presentation detailing their plan for driving value and restoring shareholder wealth at CommonWealth and outlining the latest actions of CWH’s Board that they firmly believe have destroyed shareholder value. The presentation is available at www.shareholdersforcommonwealth.com.

Shareholders are urged to sign, date and return the WHITE consent card today. You may also be able to vote online by following the instructions on the voting materials you will be receiving. They also encourage all shareholders to call today D.F. King & Co., Inc., their proxy solicitor, at 1-800-714-3313 so they can ensure you receive their materials and they can assist you in voting your shares.

The text of the letter to CWH shareholders is as follows:

IMMEDIATE CHANGE IS NEEDED TO STOP THE CONTINUED VALUE DESTRUCTION

AT COMMONWEALTH

OUR CONSENT SOLICITATION WILL SERVE AS A REFERENDUM ON THE CURRENT

BOARD AND MANAGEMENT TEAM AND IS THE ONLY WAY TO EFFECT REAL CHANGE

SIGN, DATE AND RETURN THE WHITE CONSENT CARD TODAY!

Dear Fellow Shareholders:

We are two of the largest shareholders of CommonWealth REIT with a combined ownership of 9.2%, and are seeking written consents from shareholders to immediately remove all members of CommonWealth’s board of trustees. CommonWealth is managed by Reit Management & Research LLC (RMR), which is owned by Barry Portnoy and his son Adam. The Portnoys, along with their hand-picked trustees, have in our view managed CommonWealth in a way which has enriched themselves rather than representing the interests of shareholders. If we do not act NOW to remove the entire board, management will continue its unrestrained and accelerating campaign of value destruction, and shareholders will be forced to endure many more years of mismanagement.

We made a substantial investment in CommonWealth earlier this year after conducting an exhaustive property-by-property study of CommonWealth and its assets under the lead of Related Fund Management, an affiliate of Related Companies – one of the most respected privately-owned real estate firms in the world with over $15 billion of real estate assets and a 40 year history.

Based on Related’s extensive due diligence and expert analysis, and with the assistance of highly qualified external consultants, we recognized that CommonWealth’s real estate assets trade at a substantial discount to fair value due to a misalignment of incentives between RMR and shareholders, and what in our view is plain mismanagement by the Portnoys and the trustees. Specifically, the flawed RMR structure reduces the Company’s cash flow, impairs CommonWealth’s valuation multiple (40%+ discount to peers historically), destroys investor confidence, and has resulted in a track record of underperformance. In fact, CommonWealth is one of the few remaining externally managed equity REITs in the public markets. Green Street Advisors, a leading real estate and REIT research firm, refers to this structure as a “dinosaur” that “stands out like a sore thumb.”1 We firmly believe this external manager structure must be removed and replaced with an internal management team that is truly focused on creating value for ALL shareholders.

Since announcing our ownership stake in late February, we have sought to effect change, and have consistently remained open to multiple options to create value for all shareholders. However, it is clear to us that the current board of trustees and management are solely beholden to the Portnoys, do not recognize or ignore the inherent conflicts of interest that the external manager structure creates, and will not act in a way that seeks to enhance value for all shareholders.

In fact, in response to our efforts, CommonWealth has shown that it will stop at nothing to silence us and other shareholders. Within the past seven weeks alone CommonWealth’s management and board have: completed a massively dilutive equity offering at a 48% discount to book value; amended the governing documents of CommonWealth twice in an attempt to eliminate long-standing shareholder rights; announced the possibility of selling CommonWealth’s controlling stake in Select Income REIT at a discount; secretly lobbied the Maryland legislature in an attempt to introduce amendments that would have eliminated shareholder democracy; and, most recently, purported to completely eliminate shareholder rights to remove trustees without cause – an effort that in our and our lawyers’ view is invalid under Maryland law. If any shareholders had doubts as to where the trustees’ allegiances lie, these actions have made clear it is to the Portnoys and not shareholders.

Given the accelerating pace of CommonWealth’s value-destroying activities, we are left with no alternative but to seek to immediately remove this board. The only way for shareholders to effect meaningful change is through our consent solicitation. Any other strategy would take years to make a difference as a result of the various entrenching devices built into CommonWealth’s governing documents.

MISMANAGEMENT OF COMMONWEALTH BY THE CURRENT BOARD AND

MANAGEMENT TEAM HAS RESULTED IN SEVERE UNDERPERFORMANCE

It is our firm view that the Portnoys’ collective actions have led to CommonWealth significantly underperforming its peers on almost all key metrics, including:

•	Worst shareholder returns – CommonWealth’s stock price has performed 28%, 31%, and 30% worse than peers over the last 1 year, 3 years, and 5 years, respectively.[2] Over the same 1 year, 3

[1]	“The Portnoy REITs – What It Means to be ‘Uninvestable’”, Green Street Advisors, March 1, 2013. Permission was neither sought nor obtained to include quoted language.
[2]

CommonWealth’s peers include Piedmont Office Realty Trust Inc. (PDM), Highwoods Properties Inc. (HIW), Mack-Cali Realty Corp. (CLI), Brandywine Realty Trust (BDN) and Parkway Properties Inc. (PKY). Returns calculated through January 15, 2013, the day prior to when Corvex and Related began purchasing stock.

year, and 5 year time periods, CommonWealth’s total return performance, which is calculated based on stock price performance and dividends, is 26%, 26%, and 22% below peers, respectively.

•

Massive discount to peers – CommonWealth’s share price was trading at a nearly 40% discount to its peers on an unlevered capitalization rate basis immediately prior to the public announcement of our ownership stake on February 26, 2013. CommonWealth has also traded at a 40%+ discount to peers on a price/FFO basis over the last 1 year and 3 years, respectively.

•

Mismanagement of operations – CommonWealth has consistently delivered negative growth in both FFO/share (-5% 2010-2012 CAGR) and CAD/share (-23% 2010-2012 CAGR) and is among the bottom performers of peers on both metrics.

THE PORTNOYS AND THEIR TRUSTEES HAVE ENGAGED IN AN ACCELERATING

CAMPAIGN TO DISENFRANCHISE SHAREHOLDERS

AND DESTROY VALUE

Since we first called for change seven weeks ago, the Portnoys, aided by their trustees, have executed a self-serving campaign aimed at advancing their own financial interests, at the expense of shareholder rights and value. This campaign has included:

•

Completing a Highly Dilutive Equity Offering: This past March, the board completed a dilutive equity offering at a time when CommonWealth’s shares were trading at a 48% discount to book value as of December 31, 2012, in order to repay debt trading at prices ranging from 102% to 111% of par. The offering increased CommonWealth’s share count by 41% and diluted its NAV by over $6 per share.

•

Disenfranchising Amendments to Governance Documents: Just last month, following the announcement of our investment in CommonWealth, the board has unilaterally decided to make various amendments to CommonWealth’s bylaws that, on their face, sought to effectively eliminate shareholders’ right to act by written consent. As previously stated, such amendments conflict with the CommonWealth charter and Maryland law and therefore we believe they are invalid as a matter of law.

•

Eleventh-Hour Lobbying Efforts to Change the Law: Not satisfied, earlier this month the Portnoys hired a team of political consultants — likely paid for by YOU, as CWH shareholders — to secretly lobby the Maryland legislature in a failed attempt to adopt an eleventh-hour amendment to a pending bill that would have deprived shareholders of their right to act by written consent to remove the board without cause.

•

Bylaw Amendment to Try to Eliminate Shareholders’ Right to Remove Trustees Without Cause: Having failed to change the law in Maryland through their lobbying efforts, the Portnoys and their trustees have recently announced an additional unilateral amendment to CommonWealth’s bylaws that purports to eliminate the right shareholders have had since 1986 to remove trustees without cause. They have done this through a novel interpretation of the Maryland corporate statute which flies in the face of 14 years of public disclosures by CommonWealth. It is our and our lawyers’ view that such amendment is invalid.

•

Proposed Sale of the Company’s 56% Controlling Interest in Select Income REIT (SIR): On March 25, 2013, the board announced that it was contemplating selling CommonWealth’s 56% controlling equity interest in SIR in an underwritten offering, which we anticipate would be completed at a discount to market price and would effectively transfer control away from CommonWealth while allowing RMR to continue extracting fees from SIR. In our view, any sale of shares constituting a control position in SIR, however, should reflect a control premium free of the existing restrictive management contract, not a discount.

We must act now. If shareholders don’t act now to remove the entire board, we will be subject to at least three more years of Portnoy mismanagement – the minimum time needed to replace a simple majority of CommonWealth’s “super-charged” staggered board. WE MUST ACT BEFORE THE PORTNOYS AND THEIR TRUSTEES TAKE ANY ADDITIONAL ACTION TO DESTROY SHAREHOLDER VALUE.

SIGN, DATE AND RETURN OUR WHITE CONSENT AND TAKE THE FIRST STEP TO

ELECT A NEW BOARD OF INDEPENDENT AND HIGHLY QUALIFIED TRUSTEES

Once the current trustees are removed, CommonWealth is required to promptly call a special meeting for shareholders to elect new trustees. We will engage in an active dialogue with all shareholders to identify a truly independent slate of highly qualified nominees – focused on real estate industry veterans with pristine credentials – who are prepared to work for the interests of ALL shareholders, not just the Portnoys.

Upon removal of the current board, we are prepared to leverage our substantial resources and real estate expertise to benefit all shareholders. CBRE, the world’s largest commercial real estate services firm, has agreed to provide interim property management and leasing services to the CommonWealth portfolio as long as necessary to ensure a smooth change of guard to a new independent and properly functioning board elected by shareholders. Additionally, Jim Lozier, a well-respected real estate executive with more than 20 years of experience and co-founder and former CEO of Archon Group L.P., a subsidiary of Goldman Sachs and a diversified international real estate services and advisory company, has agreed to serve as interim CEO until a new board is appointed. During Jim’s tenure at Archon, the company grew from 320 employees to 8,500 employees managing 36,000 assets with a gross value of approximately $59 billion. As interim CEO, Jim will focus on transition of management services, continuity of financial reporting and building out a permanent management team. We have also already engaged Deutsche Bank Securities Inc. as financial advisor and we expect to work with Deutsche Bank Securities Inc. on any required financing in connection with our effort. Make no mistake, we will be prepared to move immediately with a more professional and aligned real estate team from the moment shareholders regain control from the Portnoys.

CORVEX AND RELATED HAVE A PLAN FOR

DRIVING VALUE AND RESTORING SHAREHOLDER WEALTH

We are proposing CommonWealth take the following simple, yet decisive actions:

•

Internalize Management Structure, and transition to having its own management team instead of relying on the conflicted, overpaid services of RMR or another external manager. We note that RMR has received over $336 million just in the last five years from CommonWealth, while managing at least 5 other entities in the Portnoy Empire and engaging in over $2 billion of related party transactions at CommonWealth alone. During the same period CommonWealth has seen its stock decline by over 49% and cut its dividend by 70%.

•

Adopt Corporate Governance Best Practices, amending CommonWealth’s existing charter and bylaws to improve them and conform to ISS and Glass Lewis best practices, increasing rights for all shareholders CommonWealth’s board should no longer be insulated by a classified board, a “poison pill” with a “slow hand” provision and other entrenchment devices.

•	Cease Affiliate Transactions With, Or Managed By, RMR, which we believe are resulting in the transfer of enormous value to RMR and the Portnoys at YOUR expense.

•

Cease all acquisition and development activity until CommonWealth’s stock price exceeds its NAV, and use excess cash flow to buy back CommonWealth’s undervalued shares until its stock price exceeds NAV

•	Manage CommonWealth in ways which maximize long-term shareholder value, not fees paid to RMR.

As a sign of our commitment to CommonWealth, and to offer an alternative path to unlock value, we delivered to the board a bona fide offer to acquire up to 100% of the outstanding shares for $24.50 in cash. We also encouraged the Company to welcome any additional offers from other potential bidders in excess of $24.50 per share in cash. We are focused on liberating CommonWealth from the Portnoys any way we can, and believe an acquisition with an option for existing shareholders to retain their equity is one way to achieve this goal. We very much believe there is higher value that can be unlocked if CommonWealth were run by the proper internal management team. As such, we are open to the idea of allowing fellow shareholders to retain their equity in order to share significant upside potential of CommonWealth under qualified management. So far the board of trustees, despite having received our firm offer at a premium of 55% to the share price on the day before we announced our position, has refused to engage in any good faith negotiations with us regarding this option, and has instead rejected our offer in favor of a so-called “strategic plan” which has led to a 45% stock price decline in the last two years.

Signing, dating and returning the WHITE consent card will send a firm and unequivocal message to the board that the time has come for them to be held accountable to shareholders. THIS PROCESS PRESENTS A CLEAR PATH FOR ALL SHAREHOLDERS TO EFFECT CHANGE NOW AND PARTICIPATE IN ELECTING REPLACEMENT TRUSTEES WITHOUT THE OVERSIGHT OF A SELF-INTERESTED BOARD.

We are encouraged by the support we have received over the past weeks from many shareholders – from large institutional holders, who have publicly stated their support for what we stand for, to small retail holders, who have seen their IRA accounts diminish in value as a result of the Portnoys’ mismanagement. Now is the time for all of us to act.

We note that, unless the entire board is removed, any remaining trustees will have the ability to fill vacancies created by the removal of individual trustees. YOUR CONSENT IS CRITICAL.

If you have any questions or require any assistance in executing your consent, please contact D.F. King & Co., Inc. at (800) 714-3313 (toll-free) or (212) 269-5550 (call collect).

We thank you for your continuing support.

Keith Meister	Jeff T. Blau
Corvex Management LP	Related Fund Management, LLC

A copy of Related’s and Corvex’s consent solicitation materials can be obtained at www.shareholdersforcommonwealth.com or by calling D.F. King & Co., Inc., our proxy solicitor, at 1-800-714-3313.

About Corvex Management LP

Corvex Management LP is an investment firm headquartered in New York, New York that engages in value—based investing across the capital structure in situations with identifiable catalysts. Corvex was founded in March 2011 and follows an opportunistic approach to investing with a specific focus on equity investments, special situations and distressed securities largely in North America.

About Related Fund Management LLC

Related Fund Management, LLC is an affiliate of Related Companies, one of the most prominent privately-owned real estate firms in the United States. Formed 40 years ago, Related is a fully-integrated, highly diversified industry leader with experience in virtually every aspect of development, acquisitions, management, finance, marketing and sales. Related’s existing portfolio of real estate assets, valued at over $15 billion, is made up of best-in-class mixed-use, residential, retail, office and affordable properties. For more information about Related Companies please visit www.related.com.

Additional Information Regarding the Consent Solicitation

In connection with their solicitation of written consents, Corvex and Related have filed a definitive written consent solicitation statement with the U.S. Securities and Exchange Commission (the “SEC”) to solicit written consents from shareholders of CommonWealth REIT. Investors and security holders are urged to read the definitive written consent solicitation statement and other relevant documents when they become available, because they contain important information regarding the consent solicitation. The definitive written consent solicitation statement and all other relevant documents are available, free of charge, on the SEC’s website at www.sec.gov.

The following persons are participants in connection with the written consent solicitation of CommonWealth’s shareholders: Corvex Management LP, Keith Meister, Related Fund Management, LLC, Related Real Estate Recovery Fund GP-A, LLC, Related Real Estate Recovery Fund GP, L.P., Related Real Estate Recovery Fund, L.P., RRERF Acquisition, LLC, Jeff T. Blau, Richard O’Toole and David R. Johnson. Information regarding the participants in the consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, to the extent applicable, is available in the definitive written consent solicitation statement filed with the SEC on April 10, 2013 and Supplement No. 1 thereto filed on April 12, 2013.

#    #    #

For further information, contact:

D.F. King & Co., Inc.

Shareholders can call toll-free: (800) 714-3313

Banks and brokers call: (212) 269-5550

Rupal Doshi

Corvex

(212) 474-6750

rdoshi@corvexcap.com

Joanna Rose

Related

(212) 801-3902

jrose@related.com

The Case for Change Now at CWH Presentation to CWH Shareholders April 18, 2013

Disclaimer
This presentation does not constitute either an offer to sell or a solicitation of an offer to buy any interest in any fund associated with Corvex Management LP
(“Corvex”) or Related Fund Management, LLC (“Related”).  Any such offer would only be made at the time a qualified offeree receives a confidential offering memorandum and related subscription documentation.
The information in this presentation is based on publicly available information about CommonWealth REIT (the “Company”). This document includes certain forward-looking statements, estimates and projections prepared with respect to, among other things, general economic and market conditions, changes in management, changes in the composition of the Company’s Board of Trustees, actions of the Company and its subsidiaries or competitors, and the ability to implement business strategies and plans and pursue business opportunities.  Such forward-looking statements, estimates, and projections reflect various assumptions concerning anticipated results that are inherently subject to significant uncertainties and contingencies and have been included solely for illustrative purposes, including those risks and uncertainties detailed in the continuous disclosure and other filings of the Company, copies of which are available on the U.S. Securities and Exchange Commission website (“EDGAR”) at www.sec.gov/edgar.  No representations, express or implied, are made as to the accuracy or completeness of such forward-looking statements, estimates or projections or with respect to any other materials herein.  Corvex and
Related may buy, sell, cover or otherwise change the form of their investment in the Company for any reason at any time, without notice, and there can be no assurances that they will take any of the actions described in this document.  Corvex and Related disclaim any duty to provide any updates or changes to the analyses contained in this document, except as may be required by law.  Shareholders and others should conduct their own independent investigation and analysis of the Company.  Except where otherwise indicated, the information in this document speaks only as of the date set forth on the cover page.
Permission to quote third party reports in this presentation has been neither sought nor obtained.
Additional Information Regarding the Consent Solicitation
In connection with their solicitation of written consents, Corvex and Related have filed a definitive written consent solicitation statement with the U.S.
Securities and Exchange Commission (the “SEC”) to solicit written consents from shareholders of the Company.  Investors and security holders are urged to read the definitive written consent solicitation statement and other relevant documents when they become available, because they contain important information regarding the consent solicitation.
The following persons are participants in connection with the written consent solicitation of the Company’s shareholders: Corvex Management LP, Keith
Meister, Related Fund Management, LLC, Related Real Estate Recovery Fund GP-A, LLC, Related Real Estate Recovery Fund GP, L.P., Related Real
Estate Recovery Fund, L.P., RRERF Acquisition, LLC, Jeff T. Blau, Richard O’Toole and David R. Johnson.  Information regarding the participants in the consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, to the extent applicable, is available in the definitive written consent solicitation statement filed with the SEC on April 10, 2013 and Supplement No. 1 thereto filed on April 12, 2013.
The definitive written consent solicitation statement and all other relevant documents are available, free of charge, on the SEC’s website at www.sec.gov.

Table of Contents
I. Executive Summary 4
II. History of Underperformance 15
III. Flawed RMR Structure and Poor Corporate Governance 30
IV. Refuting the Portnoys’ Spurious Claims 45
V. New Management Team and Strategy 51
VI. Appendix 56

4 Executive Summary

Executive Summary
Immediate Change is Needed
Outdated structure creates inherent conflicts of interest between shareholders and external manager Reit Management and Research, LLC (“RMR”), which is owned by Barry Portnoy and his son Adam, the two Managing Trustees of CWH
– RMR receives fees based on gross historical cost basis of real estate, incentivizing growth through acquisitions regardless of returns to CWH shareholders
– CWH paid out $395 million in fees to RMR during 2007-2012 (nearly 30% of CWH’s market cap as of 2/25/13
(1)
), while CWH’s share price declined 68% during this time
Poor corporate governance has led to continued self-dealing for benefit of RMR and the
Portnoys in our view
– Over $2 billion of related party transactions in the last 5 years alone
– ISS has taken notice and recommended voting against incumbent trustees last year
– Given entrenching devices in CWH’s documents, shareholders must act now to remove the board or face at least three more years of mismanagement
CWH’s performance on key shareholder return and operating metrics has been poor in absolute and relative terms over any relevant time period in our view
We firmly believe Commonwealth REIT (“CWH” or the “Company”) is in desperate need of a shareholder referendum given its flawed externally advised management structure, poor corporate governance, and track record of underperformance
(1) The day prior to Related and Corvex’s first public filing.

Executive Summary
Shareholder Referendum: Path
Path: action by written consent requiring 2/3 vote to remove entire board of trustees
– We filed definitive consent solicitation materials with the SEC on April 10, 2013
– We delivered to CWH formal shareholder demands to fix a record date to determine shareholders entitled to act by written consent on April 12, 2013
– In light of the board’s refusal to recognize our consent solicitation and fix a record date, it is our position that the record date will be the close of business on April 22 (i.e. the 10 th
day after our request)
– We and our lawyers believe CWH’s recent bylaw amendments, which would effectively eliminate shareholder rights to remove trustees without cause, are invalid and a desperate attempt to disenfranchise shareholders (see pg. 39 and 41 for details)
– With a successful 2/3 vote, shareholders can remove current trustees, elect new trustees at a special meeting, terminate RMR’s management agreement, and unlock significant value for all shareholders
– Act now: the future of the Company is in your hands, its owners
We believe removing CWH’s entire board of trustees immediately is in the best long-term interests of all shareholders, and the only near-term means for shareholders to effect change

Executive Summary
Shareholder Referendum: Value
Value: $35 per share potential NAV at 4/17/13 after removal of current trustees, and target stock price of $44+ per share at 12/31/14  (see Appendix for details on valuation)
– $35 represents upside potential of 55% and 121% to current share price
(1)
and
unaffected share price
(2)
, respectively, after removal of board
In our view, NAV represents current fair market value (if current trustees are removed)
based on bottom-up property-by-property valuation analysis led by Related, one of the most prominent privately-owned real estate firms in the U.S.
– Key changes from previous valuation include CWH’s massively dilutive equity offering
(followed by dilutive debt tender at a premium), sale of CWH’s minority stake in GOV, and additional market input
– We believe CWH could trade at a stock price of $44 or higher at 12/31/14 through internalization of management, operational turnaround, improved capital allocation, and multiple expansion – a straightforward path if shareholders act now to remove the board
– In our view, potential downside of -40% or greater to current price should existing trustees remain in place, due to market overhangs from external management, poor corporate governance, and likelihood of continued underperformance
–
(1) Based on a closing price of $22.56 on April 17, 2013.
(2) Based on a closing price of $15.85 on February 25, 2013, the day prior to Related and Corvex’s first public filing.
We believe our path will unlock significant value for all shareholders, whereas the status quo will lead to continued value destruction and self dealing for the benefit of the Portnoys

Executive Summary
Shareholder Referendum: Strategic Plan
Strategic Plan: manage the Company in ways that maximize long-term CWH shareholder value, not fees paid to RMR. Quite simply, CWH must adopt best practices
While corporate management will be replaced, we anticipate current property level employees will be hired to work at the new CWH
– Amend existing Declaration of Trust and bylaws to conform to ISS and Glass Lewis best practices – no more shareholder disenfranchisement
– Cease all acquisition activity until CWH’s stock price exceeds its NAV – no more dilutive equity offerings or ignoring the views of shareholders
– Use excess cash flow to buy back CWH stock until the Company’s stock price exceeds its NAV – no more ‘buy high, sell low’ capital allocation
– Cease all related party transactions – no more self-dealing for benefit of the Portnoys
Jim Lozier, former CEO and co-founder of the Archon Group L.P., and CBRE, the world’s largest commercial real estate services firm, are in discussions with us to be available to provide interim management, property management services, and leasing services to the
CWH portfolio as necessary
While a new board selected by all shareholders will ultimately determine the details of CWH’s new strategic plan, we propose the following key elements as a starting point for the Company’s new direction
– Internalize management, adopt a market cost structure, and align management compensation with shareholder returns – no more skewed incentives

"We agree with the need for structural change at CommonWealth, as we have noted for years and articulated by activist shareholders Corvex/Related. External mgmt for equity REITs is a relic in the REIT sector; it has created a clear incentive for CWH to grow and maintain assets. The co.'s strategy over its history has been value destructive, characterized by leveraged acquisitions, more limited capital recycling and weak core fundamentals. Even when assets were sold, they were sold to affiliated RMR entities keeping AUM 'in house' and not maximizing value. This has resulted in large dividend reductions and now prompted a large equity offering. An internalization and restructuring of mgmt and better capital allocations in our view would be major positives for the stock"

Citi Research, February 26, 2013

RELATED CORVEX

Executive Summary
“Structural Change is Much Needed”
(1) Note: Citi was a lead underwriter in CWH’s recent massively dilutive equity offering completed on February 27, 2013.
Even CWH’s underwriter has taken pains to point out the Company’s flawed structure and history of value destruction

Executive Summary
Track Record of Underperformance
CWH has in our view performed poorly in absolute terms and underperformed its peers
(1)
on almost any metric over any relevant time period
-17%, -45%, -43%, -45%, and -53% CWH stock price return over the last 1 year, 2 years, 3 years, 5 years, and 10 years, respectively
(2)
Recent valuation nearly 40% below peers on unlevered cap rate basis
(3)
53% and 41% discount to peers on a price / forward FFO multiple basis for last year and 3 years, respectively
-23% cash available for distribution per share (CAD / share) growth since 2010, the worst performance of its peers
$2.7 billion of net acquisitions and capex since 2007 (over 2x CWH’s recent market cap
(3)
),
while CWH book value per share is essentially flat
In our view, there is absolutely no way to slice and dice the data in favor of the
Portnoys – their performance has been horrible
(1) Select peers include Piedmont Office Realty (PDM), Highwoods Properties (HIW), Mack-Cali Realty (CLI), Brandywine Realty (BDN), and Parkway Properties (PKY).
(2) Returns data calculated through February 25, 2013, the day prior to Related and Corvex’s first public filing.
(3) Based on a closing price of $15.85 on February 25, 2013, the day prior to Corvex and Related’s first public filing.

Executive Summary
Flawed RMR Structure and Poor Corporate Governance
ISS recommended voting against incumbent trustees last year (per ISS Proxy
Advisory Services report, April 25, 2012)
Proposal to Elect Director William A. Lamkin – ISS RECOMMENDATION: AGAINST
Proposal to Elect Director Adam D. Portnoy – ISS RECOMMENDATION: AGAINST
ISS Governance Risk Indicators:
– “Shareholder Rights HIGH CONCERN”
“The board is classified”
“The company has a poison pill in effect”
“The company’s poison pill includes a dead-hand, slow-hand, or similar provision”
“The company’s poison pill has not been approved by shareholders”
– “Board Structure MEDIUM CONCERN”
“40% of the directors are family members of executives or majority shareholders”
“The company has a poison pill that contains a dead-hand, slow-hand, or similar feature.
Such features are uncommon and are unjustifiable from a governance standpoint. Not only do dead-hand poison pills and their variants exclude shareholders from the corporate governance process, but they also disenfranchise future directors…”

Executive Summary
“Gigantic Conflicts of Interest”
“The externally managed REIT structure creates conflicts of interest that are so severe, we don’t believe we can quantify the share price discount an investor should require to buy any of these companies. As a result, we have long deemed the Portnoy
REITs to be ‘uninvestable.’”
“For most externally advised REITs, the fee paid to the advisor is predicated on the company’s size – not on its success (or lack thereof). Therein lies the conflict of interest. The advisor carries a strong incentive to constantly sell common stock in order to raise funds for acquisitions. The price at which the equity is raised matters little to the advisor – making the REIT bigger and increasing the advisory fee is a primary objective.”
“The Portnoy REITs – What It Means to be ‘Uninvestable’,” Green Street Advisors,
March 1, 2013

Executive Summary
Questions All CWH Shareholders Should be Asking
Have current trustees created value for CWH shareholders?
Is it possible for existing trustees to fairly represent shareholders given their conflicts of interest?
Why have RMR’s fees gone up 30% since 2007 while CWH’s stock has declined 68%?
Why are the Portnoy REITs some of the last remaining externally managed equity REITs in the public markets?
Will CWH ever trade at a peer valuation with RMR as its external manager?
How much of the Portnoy fortune has been extracted from the savings of retail investors?
Why does CWH lag peers on nearly every relevant operational metric?
Why did CWH seek to sell equity at a 48% discount to book value to repay debt trading above par with no maturities or liquidity needs?
Why did CWH sell its $240 million minority stake in GOV only after massively diluting shareholders by issuing $650 million in new CWH equity at $19.00?
How can existing trustees defend selling equity at $19.00, a massive discount, at the same time they ignored an offer at $27.00, a significant premium?
How can CWH call its hand-picked trustees “independent?”

Executive Summary
Questions All CWH Shareholders Should be Asking (cont’d)
Why haven’t CWH’s “independent” trustees formed an independent committee and hired independent advisors?
How have CWH shareholders been compensated for the multiple new RMR platforms launched with
CWH’s assets?
Does CWH even have a strategy, or is it simply recycling capital to create the appearance of doing something?
Why does CWH refuse to hold Q&A on its conference calls and roadshows?
Why are the Portnoys trying to change Maryland law rather than face a shareholder vote?
Why haven’t current trustees prepared a detailed presentation of their own demonstrating how much value they have created for CWH shareholders?
Why isn’t anyone in the REIT industry speaking up to defend the Portnoys?
How much CWH shareholder money have existing trustees already wasted in the last seven weeks trying to further entrench themselves?
How much more damage will be inflicted on CWH shareholders in the next 3 years if current trustees are not removed immediately?

15 History of Underperformance

History of Underperformance
CWH has in our view performed poorly in absolute terms and underperformed its peers on almost any metric over any relevant time period
Stock price performance and total shareholder return
Valuation
Cost structure
Acquisitions and return on investment
NOI, EBITDA, CAD, and FFO / share growth
Corporate governance
In our view, there is absolutely no way to slice and dice the data in favor of the
Portnoys – their performance has been horrible

($ in millions, except per share values and TEV / sq. ft.)
Enterprise Implied G&A /
Current Equity value nominal TEV / equity Net debt / P / FFO TEV / EBITDA Div
Ticker Company price mkt cap (TEV) cap rate Sq. Ft. mkt cap TEV 2013E 2014E 2013E 2014E yield
CWH CommonWealth REIT $15.85 $1,338 $4,914 11.1% $89 3.9% 76% 5.4x 5.5x 12.0x 12.3x 6.3%
HIW Highwoods Properties Inc. $35.35 $2,983 $4,999 6.6% $144 1.3% 40% 13.1x 12.7x 15.6x 14.8x 4.8%
BDN Brandywine Realty Trust $12.96 $1,885 $4,689 7.1% $176 1.3% 58% 9.0x 8.6x 14.1x 13.8x 4.6%
CLI Mack-Cali Realty Corp. $27.15 $2,715 $4,983 8.2% $158 1.8% 44% 10.6x 10.5x 13.4x 13.3x 6.6%
PDM Piedmont Office Realty Trust Inc. $19.66 $3,294 $4,699 6.9% $229 0.6% 30% 14.0x 13.5x 15.8x 15.1x 4.1%
PKY Parkway Properties Inc. $16.39 $920 $2,096 6.0% $177 1.8% 37% 13.3x 12.4x 14.2x 13.7x 2.7%
High $3,294 $4,999 8.2% $229 1.8% 58% 14.0x 13.5x 15.8x 15.1x 6.6%
Mean 2,359 4,293 7.0% 177 1.4% 42% 12.0x 11.5x 14.6x 14.1x 4.6%
Median 2,715 4,699 6.9% 176 1.3% 40% 13.1x 12.4x 14.2x 13.8x 4.6%
Low 920 2,096 6.0% 144 0.6% 30% 9.0x 8.6x 13.4x 13.3x 2.7%

History of Underperformance
Summary Public Comparables
CWH trades at a significant discount to its peers on all key measures
(1)
Note: Share price and estimates updated as of 2/25/2013, the day before Related and Corvex's 13D filing
Financial information as of Q4 2012. Implied nominal cap rate is calculated as GAAP LTM NOI / TEV.
(1) CWH implied cap rate based on CWH standalone TEV of $4,914 million and Related and Corvex estimates of comparable, stabilized  NOI of $547 million
Source: Company filings and FactSet

▪

Δ:

70.0%
50.0%
30.0%
10.0%
(10.0%)
(30.0%)
Total return
2/24/2012
4/9/2012
5/25/2012
7/10/2012
8/25/2012
10/10/2012
11/25/2012
1/10/2013
2/25/2013
PKY
BDN
HIW
PDM
CLI
CWH
RMZ

History of Underperformance
Total Returns – 1 year
HIW: 15.5%
PDM: 15.3%
CWH: (9.4%)
PKY: 65.5%
CLI: 1.5%
BDN: 25.2%
RMZ: 10.6%
Note: Total returns include dividends
Source: SNL
1 year 3 year
PKY 65.5% 6.9%
BDN 25.2% 35.8%
HIW 15.5% 42.1%
PDM 15.3% 39.1%
CLI 1.5% (2.7%)
Average 24.6% 24.2%
RMZ 10.6% 52.5%
CWH (9.4%) (26.6%)
CWH – Avg.
34.0% 50.8%
CWH has underperformed its peers over the last year
CWH's peer with the closest total return performance is CLI, which has consistently outperformed
CWH notwithstanding having 80% of its office markets either struggling or in secular decline

80.0%
60.0%
40.0%
20.0%
0.0%
(20.0%)
(40.0%)
(60.0%)
Total return
2/25/2010
7/12/2010
11/26/2010
4/12/2011
8/27/2011
1/11/2012
5/27/2012
10/11/2012
2/25/2013
PKY
BDN
HIW
PDM
CLI
CWH
RMZ

Δ:

RELATED CORVEX

History of Underperformance
Total Returns – 3 years
CWH has underperformed its peers over the last 3 years
HIW: 42.1%
PDM: 39.1%
CWH: (26.6%)
PKY: 6.9%
CLI: (2.7%)
BDN: 35.8%
RMZ: 52.5%
Note: Total returns include dividends
Source: SNL
1 year 3 year
PKY 65.5% 6.9%
BDN 25.2% 35.8%
HIW 15.5% 42.1%
PDM 15.3% 39.1%
CLI 1.5% (2.7%)
Average 24.6% 24.2%
RMZ 10.6% 52.5%
CWH (9.4%) (26.6%)
CWH – Avg.
34.0% 50.8%

Δ:

80.0%
60.0%
40.0%
20.0%
0.0%
(20.0%)
(40.0%)
Share price performance (Indexed to 100)
2/24/2012
4/9/2012
5/25/2012
7/10/2012
8/25/2012
10/10/2012
11/25/2012
1/10/2013
2/25/2013
PKY
BDN
HIW
PDM
CLI
CWH

RELATED CORVEX

History of Underperformance
Share Price Performance – 1 year
CWH has underperformed its peers over the last year
HIW: 9.8%
PDM: 10.1%
CWH: (16.9%)
PKY: 60.2%
CLI: 5.0%
BDN: 19.1%
Source: Factset
1 year 3 year
PKY 60.2% (0.7%)
BDN 19.1% 15.4%
HIW 9.8% 21.4%
PDM 10.1% 16.1%
CLI (5.0%) (18.9%)
Average 18.8% 6.6%
CWH (16.9%) (42.9%)
CWH – Avg.
35.7% 49.5%

Δ:

40.0%
30.0%
20.0%
10.0%
0.0%
(10.0%)
(20.0%)
(30.0%)
(40.0%)
(50.0%)
(60.0%)
Share price performance (Indexed to 100)
2/25/2010
7/12/2010
11/26/2010
4/12/2011
8/27/2011
1/11/2012
5/27/2012
10/11/2012
2/25/2013
PKY
BDN
HIW
PDM
CLI
CWH

RELATED CORVEX

History of Underperformance
Share Price Performance – 3 years
CWH has underperformed its peers over the last three years
HIW: 21.4%
PDM: 15.4%
CWH: (42.9%)
PKY: (0.7%)
CLI: (18.9%)
BDN: 16.1%
Source: Factset
1 year 3 year
PKY 60.2% (0.7%)
BDN 19.1% 15.4%
HIW 9.8% 21.4%
PDM 10.1% 16.1%
CLI (5.0%) (18.9%)
Average 18.8% 6.6%
CWH (16.9%) (42.9%)
CWH – Avg.
35.7% 49.5%

Δ:

16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
P/ Fwd. FFO
2/25/2010
7/12/2010
11/26/2010
4/12/2011
8/27/2011
1/11/2012
5/27/2012
10/11/2012
2/25/2013
PKY
BDN
HIW
PDM
CLI
CWH

RELATED
CORVEX

History of Underperformance
FFO Multiples
CWH traded at the lowest price to FFO multiple of its peers prior to our 13D filing
PDM: 14.0x
CWH: 5.4x
HIW: 13.1x
CLI: 10.6x
BDN: 9.0x
Source: Factset
PKY: 13.3x
Average
1 year 3 year
PKY 9.9x 7.9x
BDN 8.9x 8.6x
HIW 12.3x 12.8x
PDM 12.6x 12.3x
CLI 10.4x 11.1x
Average 10.8x 10.5x
CWH 5.0x 6.2x
CWH – Avg. (53.4%) (40.7%)

History of Underperformance
Operating Performance
Value
accruing to
RMR, not
shareholders
Poor performance on key financial metrics, while fees paid to RMR continue to grow
(1) Share price performance assumes stock is held since January 1st of the specified year through February 25th, 2013.
Source: Company filings and SNL
($ in millions)
For the Fiscal Year Ending December 31,
2010 2011 2012
Share Price Performance (if held since)
(1)
(38.2%) (39.0%) (6.9%)
SF Owned per Share (% growth) (15.9%) (5.2%) (0.6%)
NOI per Share (% growth) (19.1%) (4.2%) 16.1%
EBITDA per Share (% growth) (22.1%) (4.7%) (27.2%)
FFO per Share (% growth) (13.8%) (9.9%) 0.0%
CAD per Share (% growth) (23.7%) (27.7%) (17.3%)
Fees Paid to RMR $62.2 $69.5 $77.3
% growth 3.4% 11.7% 11.2%

Same store rental growth

Same store NOI growth

Same store NOI margin

RELATED CORVEX

History of Underperformance
Same Store Underperformance
CWH trails its core office REIT peers by 225 bps and 265 bps on same store rental growth and NOI growth, respectively
Despite its greater scale, CWH’s cost structure results in the lowest same store NOI margins of its peers
CWH’s total rental and NOI growth is dependent upon its outsized acquisition activity
CWH underperforms its peers on a same store basis
Note: Analysis excludes PDM, which does not disclose same store rent
(1)
(2)
(3)
Source: Company filings
9 months ended 9/30/2012 rent growth (1) 9 months ended 9/30/2012 NOI growth (1) 9 months ended 9/30/2012 NOI margin (1)
CommonWealth excluded 94 underperforming properties as discontinued properties in its same store financials ending 12/31/2012. 9 months ended 9/30/2012 is shown as a more representative reflection of company performance
Average does not include CWH
Unlike CWH, 80% of CLI’s markets are either struggling or in secular decline
(3.0%)
(2.0%)
(1.0%)
0.0%
1.0%
2.0%
3.0%
4.0%
2.8%
2.2%
0.8%
(1.1%)
(2.0%)
PKY HIW BDN CWH CLI
6.5%
3.3%
2.7%
0.2%
(1.1%)
(2.0%)
(1.0%)
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
PKY HIW BDN CWH CLI
70.5%
67.7%
61.0%
59.8%
57.7%
50.0%
55.0%
60.0%
65.0%
70.0%
75.0%
BDN HIW CLI PKY CWH
Avg
(2)
: 1.2%
Avg
(2)
: 2.8%
Avg
(2)
: 64.7%
(3)
(3)

Same store rental growth

Same store NOI growth

Same store NOI margin

Same store rental growth

Same store NOI growth

Same store NOI margin

RELATED
CORVEX

History of Underperformance
Same Store Underperformance (cont’d)
CWH has consistently underperformed its peers on a same store basis historically
Note: Analysis excludes PDM, which does not disclose same store rent
(1) Average does not include CWH
Source: Company filings
2010 rent growth 2010 NOI growth 2010 NOI margin
2011 rent growth 2011 NOI growth 2011 NOI margin
0.3%
(2.8%)
(2.5%)
(3.5%)
(5.2%)
(6.0%)
(5.0%)
(4.0%)
(3.0%)
(2.0%)
(1.0%)
0.0%
1.0%
HIW BDN CLI CWH PKY
Avg
(1)
: (2.5%)
(0.9%)
(3.3%)
(3.7%)
(6.2%)
(8.5%)
(9.0%)
(8.0%)
(7.0%)
(6.0%)
(5.0%)
(4.0%)
(3.0%)
(2.0%)
(1.0%)
0.0%
HIW CLI BDN PKY CWH
Avg
(1)
: (3.5%)
68.4%
66.6%
60.2%
55.7%
54.3%
50.0%
55.0%
60.0%
65.0%
70.0%
BDN HIW CLI PKY CWH
Avg
(1)
: 62.7%
(1.6%)
(2.6%)
(3.0%)
(3.4%)
(3.7%)
(4.0%)
(3.5%)
(3.0%)
(2.5%)
(2.0%)
(1.5%)
(1.0%)
(0.5%)
0.0%
CWH BDN HIW CLI PKY
Avg
(1)
: (3.2%)
0.0%
(0.9%)
(3.1%)
(4.3%)
(6.4%)
(7.0%)
(6.0%)
(5.0%)
(4.0%)
(3.0%)
(2.0%)
(1.0%)
0.0%
1.0%
HIW PKY BDN CWH CLI
Avg
(1)
: (2.6%)
69.5%
67.3%
60.2%
55.9%
53.6%
50.0%
55.0%
60.0%
65.0%
70.0%
75.0%
BDN HIW CLI CWH PKY
Avg
(1)
: 62.7%

History of Underperformance
Acquisition Activity
CWH has grown primarily through asset acquisitions, which we believe benefit
RMR and not shareholders
(1) Market cap as of 12/31/12. Metric shown includes SIR.
(2) Includes net sale proceeds from consolidated joint venture
(3) Weighted by market cap
Source: Company filings and Factset
Net acquistions / CapEx as % of Recent Market Cap
(1)
2007 2008 2009 2010 2011 2012 Cumulative
Parkway Properties Inc. (PKY) 6.4% 26.2% 2.2% 8.7% 42.4% 75.2% 161.1%
Highwoods Properties Inc. (HIW) 5.3% 5.2% 2.3% 3.4% 6.1% 9.0% 31.3%
Mack-Cali Realty Corp. (CLI) 15.0% 3.6% 0.8% 3.6% 3.6% 3.3% 29.9%
Piedmont Office Realty Trust Inc. (PDM)
(2)
1.5% 4.1% 1.2% 2.1% (2.5%) 0.5% 6.9%
Brandywine Realty Trust (BDN) (6.6%) (12.8%) 6.0% 10.4% 0.9% 0.3% (1.8%)
Average
(3)
4.7% 3.1% 2.2% 4.6% 4.9% 8.7% 28.2%
CWH 31.0% 6.1% 33.5% 27.3% 44.6% 55.6% 198.1%
CWH share price
$30.92 $13.48 $25.88 $25.76 $16.64 $15.84
CWH price / FFO multiple 6.8x 3.1x 6.0x 6.9x 4.9x 4.7x
CWH has spent $2.7 billion on acquisitions since 2007 as the stock has underperformed
Its peers acquired at approximately one-seventh of CWH’s rate over the same period
PKY has also been acquisitive, but is internally managed and has made accretive capital allocation decisions, leading to 42% stock price appreciation from 2011 to 2012

Ownership
(% of shares outstanding)

RELATED
CORVEX

History of Underperformance
Management and Board Ownership
CWH trustees and senior management hold a smaller stake than those of peers
CWH’s insiders currently hold a 0.3% stake in the company
The ownership level is approximately one-tenth the insider ownership of the comp set
We believe management is not aligned with shareholders
Peer Director and Executive Officer Ownership
(1) Average does not include CWH
Source: Company filings, CWH holdings per proxy filed 2/25/13
CWH Insider Holdings
Position % of S/O
Directors and Executive Officers:
1 Barry M. Portnoy 233,086 0.20%
2 Adam D. Portnoy 38,599 0.03%
3 John C. Popeo 33,500 0.03%
4 David M. Lepore 29,250 0.02%
5 Frederick N. Zeytoonjian 10,967 0.01%
6 William A. Lamkin 8,812 0.01%
7 Joseph L. Morea 2,000 0.00%
356,214 0.30%
Total CWH Director and Executive
Officer Ownership
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
6.8%
3.0% 3.0%
2.8%
0.5%
0.3%
CLI HIW PKY BDN PDM CWH
Avg. (1): 3.2%

History of Underperformance
Externally Managed Equity REITs
Out of approximately 90 equity REITs with greater than $1 billion market cap and greater than 1 year in the public markets, only six are externally managed today
The externally managed REITs have consistently underperformed their internally managed peers
SNH peers include HCP, VTR, HCN, ARE, BMR, OHI, HTA, HR, NHI, MPW, LTC, SBRA, and UHT
HPT peers include HST, LHO, DRH, RHP, RLJ, SHO, PEB, BEE, HT, AHT, FCH, CHSP, INN, CLDT, MDH, and SPPR
CWH and GOV peers include PKY, PDM, BDN, CLI, and HIW
As of March 12, 2013
Source: SNL
: CWH – Avg.
Company (ticker) Property type
External corporate
adviser
Market cap
($M)
Premium/
discount to NAV
(%)
3-year total
return (%)
Senior Housing Properties Trust (SNH) Health care RMR 4,742.7 (33.6) (25.0)
Hospitality Properties Trust (HPT) Hotel RMR 3,277.6 1.2 (0.7)
CommonWealth REIT (CWH) Office RMR 2,573.1 (40.8) (32.5)
Government Properties Income Trust (GOV) Office RMR 1,361.7 2.7 0.7
Select Income REIT (SIR) Diversified RMR 1,028.8 NA NA
Average 2,596.8 (17.6) (14.4)
RMR manages five of those six REITs
The sixth is Alexander’s (ALX), which is managed by Vornado; however Vornado, also holds a
32% stake in the company

History of Underperformance
No Management Credibility
Management appears to lack an understanding of their own finances given a 50%
cut in the dividend one quarter after dismissing the question
CWH appears to have now discontinued Q&A on all of its conference calls
“Yeah. I'm glad you asked that, John, because it's something that a lot of investors have asked us about, and it's the security of the dividend. Right now, we acknowledge that it certainly appears that the market is expecting a dividend cut. We disclosed our CAD payout ratio as a 104%. That is above 100%, it's not much above 100%. We think we can maintain this dividend for the foreseeable future. If the payout ratio were to balloon up, well above 104%, well above 100%, and be there for quite some time, I think we'd have to seriously consider reducing the dividend. But right now, there's no intention from management or the Board, to do anything with the dividend. Now that might change as circumstances change. But today, we have no intention of changing the dividend.
And I have to tell you, it is – at times it is perplexing to us, because we look at our numbers and say we can afford the dividend, and the dividend doesn't look like it should be at risk. Yet the stock price seems to indicate that everybody else doesn't see that. They think that we're going to – that there should be a dividend cut. Maybe they are anticipating something years from now, or a long time from now. But I don't – it is – sometimes it's as perplexing to us as to maybe you, John, but that's our thoughts on
it.”
“And then the last question, the obvious question, as you are bouncing around $18, $19 a share, high 10s on the dividend, clearly when you're at that level, people are either anticipating a diminution or a decline in share value and/or a dividend adjustment. And it seems to me that if the stocks price can't get back up into the low to mid 20's, a dividend cut would be the prudent thing to do. In fact, if you cut the dividend down to $1.20 you'd still have one of the highest dividends in the office industrial REIT space. So what's your thought process on all that?”
Stifel Nicolaus: Q1 2012 Earnings Call, May 3, 2012
Adam Portnoy: Q1 2012 Earnings Call, May 3, 2012

30 Flawed RMR Structure and Poor Corporate Governance

Flawed RMR Structure and Poor Corporate Governance
RMR Fees vs. CWH Shareholder Returns
Fees paid to RMR continue to grow, while CWH shareholder value continues to decline
RMR extracted nearly 30% of CWH’s market cap during 2007-2012, as CWH stock continued
to plummet
'07-'12
2007 2008 2009 2010 2011 2012 Total
Fees Paid Out to RMR $59.7 $63.2 $62.6 $62.2 $69.5 $77.3 $394.6
RMR Fees % Growth
--
5.9% (1.0%) (0.5%) 11.7% 11.2% 29.5%
RMR Fees as % of:
CWH Market Cap 4.5% 4.8% 4.7% 4.7% 5.2% 5.8% 29.7%
CWH Market Cap, Cumulative 4.5% 9.3% 14.0% 18.6% 23.9% 29.7% 29.7%
CWH Cumulative Stock Price Return (37.4%) (74.7%) (46.0%) (48.4%) (66.3%) (67.9%) (67.9%)
(1)
Market cap of $1.3 billion based on a closing price of $15.85 on February 25, 2013, the day prior to Related and Corvex’s first public filing.
(2)
RMR fees paid per CWH public filings.

Flawed RMR Structure and Poor Corporate Governance
Flawed RMR Structure
We believe CWH’s externally managed structure skews incentives, reduces cash flow through excessive fees, destroys investor confidence, and impairs valuation multiple (off already depressed earnings)
RMR receives fees based on gross historical cost basis, incentivizing growth through acquisitions regardless of returns to CWH shareholders or strategic rationale
– $2.7 billion of net acquisitions and capex since 2007 (over 2x CWH’s recent market cap
(1)
), while CWH book value per share essentially flat
Trustees own less than 1% of CWH stock, but certain trustees own 100% of RMR, skewing their incentives in favor of the external manager
– RMR, a private company, is owned by Barry Portnoy and his son Adam Portnoy
– All executive officers of CWH are also officers of RMR
– Barry Portnoy’s son-in-law is also an officer of RMR
Given these inherent and widely recognized problems, CWH and the other Portnoy REITs are some of the last remaining publicly traded equity REITs today
(1)
Market cap of $1.3 billion based on a closing price of $15.85 on February 25, 2013, the day prior to Related and Corvex’s first public filing.

Flawed RMR Structure and Poor Corporate Governance
“External Manager RMR Causes Concern”
“We recommend investors avoid the shares of CWH at this time due to the uncertainty generated by the spinoff of SIR and the continuous decline in per share values. SIR is the second spinoff since 2009 and a recent one, GOV, did not seem to benefit the share holders. It appears that SIR, which carried little debt and all of the highest margin properties from CWH to its own portfolio, may become an acquisition vehicle.
The manager seems to be making decisions which are beneficial to the management company and detrimental to the shareholders. The management contract awards compensation for growing the portfolio but not as much for improving share value.
The portfolio is in good shape and could be worth more to an acquirer… An acquirer could also reduce the operating costs by about $50 million annually by replacing
RMR.”
“External Manager RMR Causes Concern At CommonWealth REIT,” Seeking Alpha,
August 27, 2012

Flawed RMR Structure and Poor Corporate Governance
Poor Corporate Governance
In our view trustees have crossed the limits of legally enforceable corporate governance time and time again in order to disenfranchise CWH shareholders, insulate management, and maximize control and financial benefits for RMR
One of the Portnoys’ latest legal maneuvers was a secret, failed attempt (likely using CWH funds) to insert an 11
th
hour amendment into a Maryland House Bill that would have allowed
CWH to unilaterally eliminate shareholders right to remove trustees without cause
– Trustees would rather intervene in the Maryland legislative process and change the law than face their own shareholders
Over $2 billion of related party transactions in last 5 years
– CWH assets have been repeatedly used to seed new platforms for RMR, creating new income streams for RMR without, in our view, due compensation for CWH shareholders, and worsening the cash flow profile of CWH
We believe 3 so-called “independent” trustees are conflicted by any common sense definition
– 2 of CWH’s “independent” trustees serve on boards of other RMR-managed entities
– 3
rd
“independent” trustee was former RBC banker in capital markets division (retired in
2012), which regularly receives lucrative business from CWH (including recent dilutive equity offering) and RMR’s other entities
Other issues include a classified board, poison pill, and slow hand provision
ISS has taken notice and recommended voting against incumbent trustees last year

Flawed RMR Structure and Poor Corporate Governance
Scorched Earth Policies Require Action Now
These value destructive actions include:
– A massively dilutive equity offering done 48% below book value to repay debt trading above par
– Two separate bylaw amendments that in our view are invalid and seek to disenfranchise shareholders by effectively eliminating their ability to act by written consent to remove trustees without cause
– A failed attempt to secretly change Maryland law to make it impossible for shareholders to remove trustees without cause
– A contemplated sale of CWH’s 56% controlling interest in SIR at a potential discount to the market price rather than a control premium (which would also allow RMR to continue extracting fees from SIR)
If any shareholders had doubts as to where the trustees’ allegiances lie, these actions have made clear it is with the Portnoys and not shareholders
Since our first call for change seven weeks ago, the Portnoys and their hand-
picked trustees have used Company funds in a self-serving campaign aimed at in our view advancing their own financial interests and entrenchment
If shareholders don’t act now to remove the entire board, we will be subject to at least three more years of mismanagement, the minimum time needed to replace a simple majority of CWH’s “super-charged” staggered Board
If less than the entire board is removed, vacancies will be filled by the remaining trustees and no change will be effected

CWH	HPT	SNH			TravelCenters of America	FiveStar Senior Living	
	✓							✓
	✓	✓	✓	✓	✓	✓	✓	✓
	✓	✓	✓	✓				✓
	✓	✓	✓	✓				✓
	✓	✓	✓	✓	✓	✓	✓	✓
	✓	✓						
	✓		✓					
	✓							

RELATED CORVEX

Flawed RMR Structure and Poor Corporate Governance
Conflicted Board of Trustees
Significant overlap of board members across RMR entities, including so-called
“independent” trustees
In our view Portnoys and “independent” trustees conflicted by any common sense definition
2 of 3 “independent” trustees serve on other Portnoy boards
3 “independent” trustee just retired from RBC capital markets division in 2012, a division which regularly receives lucrative business from CWH (including the recent dilutive equity offering) and RMR’s other entities
Same Job, Different Company?
Travel Centers Five Star RMR Real Estate
Name Title CWH HPT SNH GOV SIR of America Senior Living Income Fund
Senior Management:
Adam D. Portnoy President & Managing Trustee
Vern D. Larkin Director of Internal Audit
Jennifer B. Clark Secretary
Board of Directors:
Adam D. Portnoy President & Managing Trustee
Barry D. Portnoy Managing Trustee
William A. Lamkin Partner at Ackrell Capital
Frederick N. Zeytoonjian Founder & CEO of Turf Products
Joseph Morea Retired RBC Banker
rd

Flawed RMR Structure and Poor Corporate Governance
Dilutive Equity Offering
Despite protests from some of its largest shareholders, a bona fide offer for $27.00 per share, and in our view no need to issue equity, on March 5, 2013 CWH sold 34.5 million shares at
$19.00
– Transaction increased CWH’s share count by 41% and diluted CWH’s NAV by over $6 per share
Why did CWH sell its $240 million minority stake in GOV only after issuing new CWH shares at a 48% discount to book value?
– Perhaps recognizing its actions were indefensible, trustees insulated themselves from questioning and ignored shareholder demands to stop offering
– Canceled investor lunch and did not hold Q&A on roadshow call
CWH’s use of proceeds for the equity offering, at a massive discount, was to repay debt trading at prices ranging from 102% to 111% of par
– Remarkably, CWH did not have any upcoming maturities or liquidity issues associated with this debt or any debt
–
We believe recently completed equity offering serves as clear example of poor management, skewed incentives, and terrible capital allocation
However, equity offering increases Company’s equity base, creating additional capacity to do acquisitions and thereby pay more management fees to RMR

Flawed RMR Structure and Poor Corporate Governance
“Acting in the best interest of RMR rather than as a fiduciary”
“[Related and Corvex] are spending their own dollars, while CWH is spending shareholder money to prevent RMR from being terminated - an outcome we think virtually all shareholders favor. Ironic.”
“RMR, with $77mm of high-margin annual revenue on the line, has too much to lose and is directing the CWH board to fight to the finish (using shareholder dollars to do
so).”
“The CWH board, controlled by external manager RMR, is in the unique position of acting in the best interest of RMR rather than as a fiduciary to the CWH
Shareholders.”
“If RMR prevails, we believe the end result is the instantaneous resumption of
CWH shares trading at a significant discount to NAV - we believe a $15/sh price...”
Stifel Nicolaus, March 7, 2013

Flawed RMR Structure and Poor Corporate Governance
March 1 Bylaw Amendment
On Friday, March 1, 2013, CWH announced its bylaws had been amended to “clarify that a shareholder seeking to take action to remove one or more Trustees must comply with the same bylaw requirements as a shareholder making a nomination of an individual for election to the Board.” (3% / 3 year requirement)
– ‘Clarification’ is actually an attempt to re-craft bylaws in order to effectively eliminate a shareholder right (action by written consent to remove trustees) granted in CWH’s
Declaration of Trust since 1986
– The Declaration of Trust can only be changed through a shareholder vote, explaining why trustees are attempting to use the bylaws in this backdoor manner
The Declaration of Trust supersedes the bylaws, and bylaws cannot be used to remove a right granted in the Declaration of Trust
– Amateurish word games suggest to us that trustees are terrified of facing their own shareholders, and have looked to throw up any obstacle or delay tactic they can
We are litigating this matter in Maryland Court and have a hearing scheduled for May 3 rd
– We and our legal team believe the board’s attempted ‘clarification’ is inconsistent with
CWH’s own Declaration of Trust and thus null and void as a matter of law
Related and Corvex believe CWH’s March 1 bylaw amendment is invalid and a desperate attempt to disenfranchise shareholders
st

Flawed RMR Structure and Poor Corporate Governance
Failed Maryland House Bill Amendment
Proposed amendment would have opened door to make it impossible to remove trustees without cause in many Maryland companies (regardless of voting threshold), even if shareholders had explicit right to do so in a company’s charter
Similar to March 1st bylaw amendment, CWH couched proposed amendment as a
“clarification”
We believe notion that amendment was a “clarification” is absurd, as existing Maryland law expressly contemplates removal of staggered board without cause when provided for in a company’s charter – as is unequivocally done in CWH’s Declaration of Trust
CWH used deceptive letters (which were later withdrawn) from a conflicted attorney in an attempt to mislead Maryland senators into believing amendment had broad legal support and was ministerial, when in fact it had not even been discussed by key Maryland bar committee
(1)
Fortunately for CWH shareholders and all shareholders of Maryland-based corporations and trusts, the amendment quickly died once legislators became aware of CWH’s manipulative behavior and the clear fact that the amendment was substantive and not at all a “clarification”
Current trustees would rather manipulate the Maryland legislative process and change the law than face their own shareholders
One of the Portnoys’ latest legal maneuvers was a secret attempt (likely using
CWH money) to insert an 11
th
hour amendment into a Maryland House Bill
(1)
The proposed amendment was not even discussed by the Corporation Law Committee of the Business Law Section of the Maryland State Bar Association, a group which typically reviews and comments on all changes to Maryland corporate and REIT law before changes are heard by the General Assembly.

Flawed RMR Structure and Poor Corporate Governance
April 12 Bylaw Amendment
On April 12, 2013, CWH purported to “opt-in” to Section 3-803 of the Maryland General
Corporation Law, which allows Maryland companies to adopt a classified board (something
CWH has had in place since 1986)
CWH has taken the view that “opting in” to Section 3-803 enables them to unilaterally eliminate shareholders’ right to remove trustees without cause
– We and our lawyers firmly believe that they are wrong
In fact, CWH  recently sought to amend Section 3-803 to “clarify” that a company opting-in to
Section 3-803 could eliminate shareholders right to remove trustees without cause. The
Maryland legislature did not approve the proposed amendment. Various senators noted
during hearing that CWH’s proposed amendment represented a substantive change in the law, not a “clarification”
CWH’s novel interpretation of Section 3-803 conflicts with 14 years of public filings by CWH, which not once mention the potential effects of opting into Section 3-803, notwithstanding extensive disclosure of Maryland law applicable to shareholder rights, and CWH ’s continuous reminder to shareholders that trustees can be removed without cause by a two-thirds vote
CWH’s latest bylaw amendment conflicts with 14 years of their own public disclosure

Flawed RMR Structure and Poor Corporate Governance
No Shareholder Return on Investment
Trustees continue to spend on acquisitions and issue more shares despite poor shareholder returns due to skewed incentives created by RMR’s external management
Management has spent $2.7 billion on acquisitions and capex since 2007 (over
2x CWH’s entire market cap
(1)
), while CWH book value per share is essentially
flat
(1) Market cap of $1.3 billion based on a closing price of $15.85 on February 25, 2013, the day prior to Related and Corvex’s first public filing.
(2) Historical book values calculated using SIR and GOV market values.  Market cap and 2012 book value uses stock market prices as of 2/25/13.
(3) Metric shown includes SIR.
'07-'12 '07-'12
2007 2008 2009 2010 2011 2012 CAGR Cumulative
Book Value
(2)
$2,198 $2,217 $2,259 $2,702 $2,816 $3,086
7.0% 40.4%
Book Value per Share $36.11 $34.68 $35.66 $37.53 $33.24 $36.82 0.4% 2.0%
Memo: Shares Outstanding 60.9 63.9 63.4 72.0 84.7 83.8 6.6% 37.6%
Gross Real Estate Assets
(3)
$6,156 $6,242 $6,324 $6,357 $7,244 $7,829 4.9% 27.2%
Cumulative
Net Acquisitions and CapEx $419 $83 $453 $369 $604 $753 $2,681
% of Recent Market Cap 31.6% 6.2% 34.1% 27.8% 45.5% 56.7% 201.9%
Total RMR Management Fees $59.7 $63.2 $62.6 $62.2 $69.5 $77.3 $394.6
% of Recent Market Cap 4.5% 4.8% 4.7% 4.7% 5.2% 5.8% 29.7%

Flawed RMR Structure and Poor Corporate Governance
“A Dinosaur”
“As the REIT industry grew rapidly during the ‘90s, the externally advised model became a dinosaur. The IPO wave of the ‘90s brought forth companies with top-notch managers/employees whose financial interests were strongly aligned with those of shareholders. While the externally advised structure remains the norm in the non-
traded REIT world, where conflicts of interest run rampant, the Portnoy REITs stand out like a sore thumb in the publicly traded REIT domain.
If the conflicts of interest are so detrimental to shareholders, why don’t they and the
Boards of the REITs terminate the advisory contract and staff the REIT with its own employees? With respect to the Portnoy REITs, a primary reason is that the corporate governance impediments are substantial. Staggered boards are a primary obstacle.
Poison pills are another. In addition, the valuation gap between the Portnoy companies and their REIT peers has usually been wide, but rarely wide enough to make the financial reward worthwhile for the vast effort required to enact change.”
“The Portnoy REITs – What It Means to be ‘Uninvestable’,” Green Street Advisors,
March 1, 2013

Flawed RMR Structure and Poor Corporate Governance
A Case Study in Skewed Incentives
How does a misalignment in incentives manifest itself in financial losses for
CWH shareholders and profits for RMR?
Capital Investment $10,000,000 Equity Investment $10,000,000
Current Occupancy 0.0% Financing at 60% LTV $15,000,000
New Occupancy 80.0%   Total Capital Investment $25,000,000
Incremental NOI $2,000,000 Incremental NOI (6% cap rate) $1,500,000
Less: Financing Cost (4.5%) ($675,000)
  Equity Cash Flow $825,000
Return on Equity 20.0% Return on Equity 8.3%
Incremental Fees to RMR Incremental Fees to RMR
% of historical cost basis 0.5% % of historical cost basis 0.5%
Incremental historical cost basis $10,000,000 Incremental historical cost basis $25,000,000
  Incremental Fees to RMR $50,000   Incremental Fees to RMR $125,000
Capital Allocation Option "B" Capital Allocation Option "A"
Acquire New Property at lower ROE Reinvest in Existing Property to Maximize ROE
Which option would you have chosen?
Which option do you think RMR chose?
Is it any wonder that CWH’s stock is down 43% over the past 3 years?
• The case study below is based on extensive due diligence performed by Related on a specific vacant property in CWH’s portfolio, which we believe management is unwisely looking to sell

45 Refuting the Portnoys’ Spurious Claims

Refuting the Portnoys’ Spurious Claims
Shareholders are Being Asked to “Relinquish Control”
Existing trustees falsely claim Related and Corvex are asking shareholders to
“relinquish control” – in fact it is totally the opposite
We believe our consent solicitation to remove the board will serve as a shareholder referendum on the current board of trustees and senior management and their value destructive behavior
– Shareholders are not being asked by Related/Corvex to “relinquish control” of
CWH in any way; they are being asked to take back CWH from the grip of the
Portnoys and RMR, and restore control to all CWH’s shareholders
– The only group at risk of losing control is RMR and the Portnoys, which we believe have used CWH as their own personal piggy bank for years
Once the current trustees are removed, CWH is required to promptly call a special meeting for all shareholders to elect new trustees
– At that time we hope and expect all CWH shareholders will work to collectively identify an independent slate of highly qualified nominees – including real estate industry veterans with pristine credentials – that are prepared to work for the interests of all shareholders
We also hope and expect a newly elected board would adopt ISS and Glass Lewis corporate governance best practices, restoring appropriate shareholder rights for all
CWH shareholders going forward

Refuting the Portnoys’ Spurious Claims
CWH Has a “Strategic Plan”
Existing trustees claim to have a “strategic plan”
Unfortunately, in our view the so-called strategic plan consists largely of capital recycling, without any path to actual value creation for shareholders
– Creates the appearance of activity, but does not actually result in any progress
– Only figures associated with strategic plan reference volume of activity, and make no mention of shareholder returns or value creation
– Strategic plan continues management’s historical practice of “buy high, sell low” capital allocation
The two “key elements” of the so-called strategic plan are:
“Strategic Plan” Says: We Believe “Strategic Plan” Actually Means:
Improving CommonWealth's Financial
Condition and Liquidity
Sell equity at a massive discount to repay debt
trading at a premium, to give the appearance of
changing capital structure (i.e. buy high, sell low)
Continued Repositioning of
CommonWealth's Property Portfolio
Sell vacant suburban properties at a massive
discount and recycle proceeds to acquire fully
occupied CBD properties at premium valuations
(i.e. buy high, sell low)

Refuting the Portnoys’ Spurious Claims
CWH Will be Unable to Continue Normal Operations
The Portnoys have tried to paint a bleak picture of CWH upon removal of themselves and their conflicted trustees – a fictional picture of a company without leadership, unable to comply with basic regulatory obligations
These statements represent a scare tactic employed by current trustees in a desperate attempt to intimidate CWH’s shareholders; nothing could be further from the truth
Upon removal of the current board, we are committed to put at the immediate disposal of CWH and all its shareholders all of our considerable resources, including highly qualified property and financial managers
– Jim Lozier, former CEO and co-founder of the Archon Group L.P., has agreed to a potential interim CEO position
– CBRE, the world’s largest commercial real estate services firm, has agreed to provide interim property management services and leasing services to the CWH portfolio as necessary

Refuting the Portnoys’ Spurious Claims
“Change of Control” under Credit Agreement, Other Agreements
In connection with their scare tactics, current trustees have also emphasized risk that a termination of RMR’s agreements could lead to a “change of control” under CWH’s credit agreements and other agreements
We, along with our financial advisor Deutsche Bank, have analyzed the Company’s credit agreements
Deutsche Bank has already given us highly confident letters for necessary refinancings which may arise under a change of control, positioning CWH for a smooth transition

Refuting the Portnoys’ Spurious Claims
Current Trustees and RMR “Acting in Best Interests” of CWH
Existing trustees claim they and RMR are acting in the best interests of CWH
Based on what track record and what evidence?
– Why would trustees acting in the best interests of shareholders pursue and even upsize an unnecessary, massively dilutive equity offering?
– Why would trustees acting in the best interests of shareholders attempt to pass bylaw amendments to disenfranchise shareholders?
– Why would trustees acting in the best interests of shareholders attempt to secretly pass a new Maryland law making it impossible to remove them?
– Why would trustees acting in the best interests of shareholders make plans to potentially sell CWH’s controlling stake in SIR at a discount to market rather than a premium?

51 New Management Team and Strategy

New Management Team and Strategy
New Strategic Plan
Internalize management, adopt a market cost structure, and align management compensation with shareholder returns – no more skewed incentives
– While corporate management will be replaced, we anticipate current property level employees will be hired to work at the new CWH
Amend existing Declaration of Trust and bylaws to conform to ISS and Glass Lewis best practices – no more shareholder disenfranchisement
Cease all acquisition activity until CWH’s stock price exceeds its NAV – no more dilutive equity offerings and ignoring the views of shareholders
– We believe reinvesting in CWH’s existing portfolio can lead to a stabilized NOI of $547 million, an increase of ~20% from the Company’s LQA 4Q12 cash NOI
Use excess cash flow to buy back CWH stock until the Company’s stock price exceeds its
NAV – no more ‘buy high, sell low’ capital allocation
Cease all related party transactions – no more self-dealing for benefit of the Portnoys
Adopt best practices and manage the Company in ways which maximize long-term
CWH shareholder value, not fees paid to RMR
While a new board selected by all shareholders will ultimately determine the details of CWH’s new strategic plan, we propose the following key elements as a starting point for the Company’s new direction

New Management Team and Strategy
About Related
Founded in 1972 by Stephen Ross, Related is amongst the most prolific and respected real estate developers, operators and investors in the nation
Owns and operates a portfolio valued at over $15 billion including 5 million square feet of commercial space and over 40,000 apartment units
Over 2,000 employees located in Boston, Chicago, Dallas, Los Angeles, Miami, New York, San
Francisco, Shanghai, Abu Dhabi and Sao Paulo
Experience with portfolios of assets in distressed or hostile situations, including:
- Several assets representing hundreds of millions of dollars in value in contested foreclosure or adversarial bankruptcy proceeding, including acting as agent for court appointed receivers between 2010-2012
- Portfolio of 32 REO properties comprised of 10,000 multifamily units on behalf of GSE
Founded over 40 years ago, Related operates a real estate portfolio valued at over $15 billion today including residential, office, mixed-use, and affordable properties

New Management Team and Strategy
Potential Interim CEO
Mr. Lozier served as co-founder and CEO of the Archon Group L.P., a subsidiary of Goldman
Sachs, from its formation in 1996 until 2012
Archon is an international real estate services and advisory company based in Dallas, TX
During Mr. Lozier’s tenure at Archon, the company grew from 320 employees to 8,500 employees managing 36,000 assets with a gross value of approximately $59 billion
Archon underwrote, acquired and asset managed real estate and real estate debt for
Goldman Sachs with a concentration in office, multi-family and limited service hospitality
Prior to the formation of Archon, Mr. Lozier was an employee of the J.E. Robert Company and had been responsible for managing the GS / JER joint venture for two years. Mr. Lozier directed the acquisition efforts of the joint venture between GS and JER from 1991-1995
Mr. Lozier could serve as interim CEO until the new board decides to hire a permanent CEO. As interim CEO, he would focus on transition of management services, continuity of financial reporting, and building out a permanent management team
Related/Corvex have identified a potential interim CEO, Jim Lozier, to help transition CWH to internal management. Mr. Lozier is a 30+ year real estate industry veteran with impeccable credentials who has created significant value for equity holders during his career

New Management Team and Strategy
About CBRE
CBRE Asset Services group provides property management, financial reporting and construction management to clients
CBRE
(1)
employs 42,000+ people in 430+ offices and manages more than 3.3 billion square feet of commercial property and corporate facilities across the globe
Successfully managed transition of leasing / management services for 1.2 billion square feet of commercial properties in the U.S. over the previous nine years, including transitions done under significant time pressure
(1) Employees, offices, and square footage under management includes CBRE affiliate offices.
CBRE, the world’s largest commercial real estate services firm, has agreed to provide interim property management and leasing services to the CWH portfolio as necessary

56 Appendix

Appendix
Valuation Summary
(1) Includes value of SIR stake as of April 17, 2013.
(2) Stabilized NOI of $547 million.
(3) Wholly-owned LQA GAAP NOI of $487.3 million per CWH 4Q12 Supplemental.
(4) Wholly-owned square feet per Company filings and Related / Corvex analysis.
(1)
With the removal of current trustees, we estimate an NAV per share of $35 today (4/17/13) based on bottom-up property-by-property analysis, and a target stock price of $44 or higher at 12/31/14
We believe NAV can be thought of as fair market value of the current portfolio, before benefit from any other value enhancing actions (which we believe are plentiful)
Valuation was led by Related, one of the most well respected real estate developers, operators, and investors in the U.S. with a 40 year history and a portfolio of over $15 billion of real estate operating assets today
We believe CWH could trade at a stock price of $44 or higher at 12/31/14 through internalization of management, operational turnaround, improved capital allocation, and multiple expansion
Stock Price Related / Corvex
@ 2/25 NAV @ 4/17
Stock Price $15.85 $34.92
% Change -- 120.3%
Cap Rate of Stabilized NOI
(2)
11.12% 7.66%
Cap Rate of LQA NOI
(3)
9.92% 6.83%
Price / LQA Normalized FFO 5.9x 13.0x
Price / GAAP Book Value per Share 0.43x 0.95x
Price / Square Foot
(4)
$89 $135
Dividend Yield @ Current $0.25 / Qtr 6.31% 2.86%

Appendix
Underwriting Methodology
Related and Corvex believe CWH’s wholly owned real estate is worth $7.1 billion today after removal of current trustees (compared to a cost basis of $7.0 billion and implied market value of $4.9 billion as of 2/25/13) based on property-by-
property underwriting
(1) CWH $4.9 billion enterprise value calculated using SIR and GOV market value as of 2/25/13.
Related did not rely on book value and
instead, did a bottoms up real estate
valuation on 90% of the portfolio
Related analyzed market rental,
vacancy and cap rate trends as
well as market research reports
Related performed site visits,
met with local brokers and had
appropriate internal Related teams
review underwriting assumptions
Related used Gross Asset Value
(“GAV”) and Cap Rate Valuation
methodologies to determine NAV per
share.

Appendix
Underwriting Methodology (continued)
The most extensive property level detail that CWH provides is a Schedule 3
(accumulated depreciation schedule) produced at the end of every fiscal year.
This report does not show the assets’ names or addresses and is merely a list of properties identified by an ID number. The following represents our underwriting methodology:
1. Associate each property ID in the Schedule 3 with an address, name and portfolio where appropriate
2. Remove any SIR spin-off properties (76 total) based on Schedule 1.1 of Form 8-K dated
3/31/12
3.
Account for any acquisitions and dispositions during 2012 and 2013
4.
Perform extended due diligence on 367 properties
•
Represents 90% of the portfolio’s total SF
•
Represents 90% of the portfolio’s total cost basis
5.
Extrapolate results to the rest of the portfolio
6. Analyze market rental, vacancy and cap rate trends and meet with brokers, research comparable transactions and perform site visits to further  improve property level assumptions
7. Determine CWH’s NAV per share based on gross asset value (“GAV”) and cap rate methodologies
• We believe GAV is a more appropriate indicator of valuation because of the nature of
CWH’s portfolio

Appendix
How RMR is Paid
Business management agreement
– Requires CWH to pay RMR at annual rate of 0.7% of the historical cost basis of U.S.,
Canadian, and Puerto Rican investments for the first $250 million of such investments and 0.5% thereafter
1.0% fee level for investments outside the U.S., Canada, and Puerto Rico
– Additionally, RMR is entitled to an incentive fee equal to 15% of the product of (i)
weighted average fully diluted shares outstanding and (ii) the excess of FFO per share over FFO per share in the preceding fiscal year
No incentive paid in recent years given continued FFO per share declines
Property management agreement
– Provides for fees equal to 3.0% of gross collected rents, and construction supervision fees equal to 5.0% of construction costs
CWH is managed under two agreements with RMR (terminable by Company with 60 days notice), which generate steady fees based on gross historical cost basis and gross rents
'07-'12
2007 2008 2009 2010 2011 2012 Cumulative
Business Management Fees $31.0 $33.4 $33.6 $34.7 $39.2 $43.6 $215.6
Property Management Fees 28.7 29.8 29.0 27.5 30.3 33.7 $179.0
RMR Management Fees $59.7 $63.2 $62.6 $62.2 $69.5 $77.3 $394.6
% of Recent Market Cap 4.5% 4.8% 4.7% 4.7% 5.2% 5.8% 29.7%
% of Rental Income 7.1% 8.4% 7.4% 7.3% 7.6% 7.5%

Appendix
CWH Related Party Transactions
5 Year
Related Party Transactions 2008 2009 2010 2011 2012 Cumulative
SNH $346.8 $214.6 $374.1 $262.9 $1,198.3
GOV 395.3 231.0 626.3
SIR 400.0 400.0
AIC 5.2 5.3 5.4 6.7 5.3 28.0
Total $352.0 $615.2 $610.5 $269.6 $405.3 $2,252.6
Figures discussed in presentation per disclosure in CWH public filings.  Figures above do not include fees paid to
RMR and distributions from minority stakes, which would have the impact of increasing the amount of related party transactions.

Appendix
Related & Corvex Overview
Related and Corvex collectively own 10.9 million shares of CWH (9.2% of shares outstanding)
Related Companies
– Related Fund Management, LLC is an affiliate of Related Companies (“Related”), one of the most prominent privately-owned real estate firms in the United States
– Formed 40 years ago, Related is a fully-integrated, highly diversified industry leader with experience in virtually every aspect of development, acquisitions, management, finance, marketing and sales
– Related’s existing portfolio of real estate assets, valued at over $15 billion, is made up of best-in-class mixed-use, residential, retail, office and affordable properties
Corvex Management
–
Value-based investing across the capital structure in situations with clearly identifiable catalysts
– Active investing to create asymmetric risk/reward opportunities
– 13D investments since inception include AboveNet (acquired by Zayo in March 2012),
Corrections Corporation of America (elected REIT status in February 2013), Ralcorp
(acquired by ConAgra in November 2012), and ADT (Keith Meister joined Board in
December 2012)

Additional Information Regarding the Consent Solicitation

In connection with their solicitation of written consents, Corvex Management LP and Related Fund Management, LLC have filed a definitive written consent solicitation statement with the U.S. Securities and Exchange Commission (the “SEC”) to solicit written consents from shareholders of CommonWealth REIT. Investors and security holders are urged to read the definitive written consent solicitation statement and other relevant documents when they become available, because they contain important information regarding the consent solicitation. The definitive written consent solicitation statement and all other relevant documents are available, free of charge, on the SEC’s website at www.sec.gov.

The following persons are participants in connection with the written consent solicitation of the Company’s shareholders: Corvex Management LP, Keith Meister, Related Fund Management, LLC, Related Real Estate Recovery Fund GP-A, LLC, Related Real Estate Recovery Fund GP, L.P., Related Real Estate Recovery Fund, L.P., RRERF Acquisition, LLC, Jeff T. Blau, Richard O’Toole and David R. Johnson. Information regarding the participants in the consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, to the extent applicable, is available in the definitive written consent solicitation statement filed with the SEC on April 10, 2013 and Supplement No. 1 thereto filed on April 12, 2013.

Welcome

Timeline

Presentations

Press Releases

Consent Materials

Corporate Governance

Contact

RESTORING WEALTH TO COMMONWEALTH HOW TO PARTICIPATE

Welcome

Welcome to the website devoted to Corvex Management LP and Related Fund Management^ LLC’s consent solicitation for Commonwealth REIT (NYSE: CWH).

Read our Letter to Shareholders

On April 10, 2013 Corvex and Related filed a definitive consent solicitation statement with the U.S. Securities and Exchange Commission for shareholders to act by written consent to remove the entire board of trustees of CWH.

We believe change is desperately needed at CWH. Commonwealth is one of the few remaining externally managed equity REITs in the public markets. We believe CWH’s external manager, Reit Management and Research, LLC C’RMR”), has sought to maximize management fees while mismanaging CWH’s assets - CWH has paid out $209 million in management fees over the last 3 years while CWH’s market cap has declined by $647 million during the same period.

RMR has in our view crossed the limits of corporate governance and related party transactions in order to maintain control of CWH and maximize RMR’s financial benefits. In addition, the Company has significant governance issues, including a classified board, poison pill with “slow hand” provision and questionable “independent’ trustees.

Additionally, the Company has taken extraordinary steps in an effort to disenfranchise shareholders, including completing a highly dilutive equity offering, passing shareholder disenfranchising amendments to governance documents, engaging in eleventh-hour lobbying efforts to change a Maryland law and considering a sale of its controlling interest in Select Income REIT at a presumably discounted price.

Our consent solicitation presents a clear path for shareholders of CWH to remove the current board, bring change to CWH, and unlock significant value for ALL shareholders. We are urging CWH shareholders to sign, date and return our WHITE consent card or vote online by following the instructions on the voting materials you will be receiving.

We encourage you to read the materials on this website carefully and continue to visit often for any updates. Thank you for your continued support

Copyright© 2013 | Important Information

HOW TO PARTICIPATE

Welcome

Timeline

Presentations

Press Releases

Consent Materials

Corporate Governance

Contact

Timeline

CWH Actions

Corvex and Related Actions

May 3: Hearing scheduled in the Circuit Court for Baltimore

adopted on March lr 2013 to effectively eviscerate right to act

April 22: Record date for solicitation

April 15: CWH announces that it has “elected to classify Its

Board” under (he Section 3-803 of the Maryland General Corporation Law and twists the language of the law in declaring ... that effectively members of its Board may now only be removed ‘ “for cause.11 It is our firm view that maneuver is invalid under

Maryland law

-’

April 18: Corvex and Related issue tetter to shareholders

April 12: Corvejt and Related deliver formal shareholder demand for CWH to fix record date for consent solicitation

April ID: Coivex and Related file definitive consent stetment

March 25: CWH announces that It was considering selling CWH’s controlling equity interest In Select Income REIT, which we anticipate would be completed at a discount to market price

April 3: CWH secretly lobbies the Maryland legislature In a failed attempt to Introduce amendment that would have eliminated the right of shareholders to remove members of the Board without cause

March 15: Corvex and Related amend their complaint in Maryland State Court to declare various CWH bylaw amendments null and void

March 5: CWH completes dilutlve equity offering of 34.5 million shares at $19,00 per share

March 13: Corvex and Related file preliminary consent solicitation statement and engage Deutsche Bank Securities Inc. as financial advisor

March 1: CWH attempts to re-write its bylaws to effectively eviscerate a shareholder right granted under its Declaration of Trust to remove trustees without cause by written consent

February 26: Corvex and Related announce 9.9% stake, lay out specific steps to maximize value for shareholders and call on the company to cancel dilutive equity offering

February 25: CWH announces dilulive equity offering, CWH shares decline 12.1% and close at $15.85

Copyright ©2013 | Important Inforrnation

RESTORING WEALTH TO COMMONWEALTH

HOW TO PARTICIPATE

Welcome

Timeline

Presentations

Press Releases

Consent Materials

Corporate Governance

Contact

Corporate Governance

IN OUR VIEW COMMONWEALTH REIT IS THE POSTER CHILD OF POOR CORPORATE GOVERNANCE PRACTICES

Fees paid to RMR continue to grow, while CWH shareholder value continues to decline

. CWH paid out $395 million in fees to RMR during 2007-2012 (nearly 30% of CWH’s market cap as of 2/25/13), while CWH stock plummeted 68%

We believe CWH’s externally managed RMR structure skews incentives, reduces CWH cash flow through excessive fees, destroys investor confidence, and impairs valuation multiple (off already depressed earnings)

* RMR receives fees based an grass historical cast basis, incentivizing growth through acquisitions regardless of returns to CWH shareholders or strategic rationale

* Trustees own less than 1% of CWH stock, but 100% of RMR, skewing their incentives in favor of the external manager

In our view trustees have crossed the limits of legally enforceable corporate governance time and time again in order to disenfranchise CWH shareholders, insulate management, and maximize control and financial benefits for RMR

* One of the Portnoys’ latest legal maneuvers was a secret, failed attempt (likely using CWH funds) to insert an llth hour amendment into a Maryland House Bill that would have allowed CWH to unilaterally eliminate shareholders’

right to remove trustees without cause

* Cver $2 billion of related party transactions in last 5 years

CWH assets have been repeatedly used to seed new platforms for RMR, creating new income streams for RMR without, in our view, due compensation for CWH shareholders, and worsening the cash flow profile of CWH

* In our view 3 so-called “independent’trustees are conflicted by any common sense definition

• 2 of CWH’s “independent’ trustees serve on boards of other RMR-cantrolled entities

• 3rd “independent” trustee was former RBC banker in capital markets division (retired in 2012), which regularly receives lucrative business from CWH (including recent dilutive equity offering) and RMR’s other entities

Same Jab, afferent C

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Senior MaragE mE m:

Adar D. Pcrtnoy President tMnagingTrustee

VemD. LrJtin Direttord Internal Audit

Jenni ie r 1 Cl ark Secretary

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Adam D.pertnoy Frej1d«rtt&ManagingTrustee

flacfy 0- Fortrtfty Mailing Tiuitee

WilliamA. Lamldn partner * Ack/etl Capital

F rtderi c* N. ZeytMnj i an Founders CEOot Turf ProducL

Joseph Wtei Retired ngCBgrtter

of America Senior tilling.

Poorly constructed corporate governance documents have insulated management and further misaligned the interests of management and shareholders

* Governance Issues include:

• Classified Board

• “Poison pill” trigger by the acquisition of only 10% of CWH’s outstanding shares, with a “slow hand” provision

• No true Independent trustees

ISS has taken notice and recommended voting against incumbent trustees last year

Copyright ©2013 | Important Information

Welcome

Timeline

Presentations

Press Releases

Consent Materials

Corporate Governance

Contact

RESTORING WEALTH TO COMMONWEALTH HOW TO PARTICIPATE

How to Participate

Please sign, date and return the WHITE consent card as soon as possible.

Internet voting may be available, please refer to your consent card for specific instructions.

If you have any questions, please contact:

D.F. King & Co., Inc

48 Wall Street, 22nd Floor

New York, NY 10005

Shareholders can call toll-free: (800) 714-3313 Banks and brokers call: (212) 269-5550

Copyright © 2013 | Important Information